SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers MSCI Kokusai Equity ETF (KOKU)
Effective March 1, 2021, the fund will generally declare and pay dividends from net investment income quarterly; prior to March 1, 2021, the fund pays these dividends annually.
Please Retain This Supplement for Future Reference
November 23, 2020
PROSTKR20-51